Exhibit 99.1

FOR IMMEDIATE RELEASE

AMERICAN STRATEGIC INVESTMENT CO. ANNOUNCES RELEASE DATE

FOR FIRST QUARTER RESULTS

- Company to Host Webcast and Call -

NEW YORK – April 25, 2024 - American Strategic Investment Co. (NYSE: NYC) (“ASIC” or the “Company”) announced today it will release its financial results as of, and for the first quarter ended March 31, 2024, on Friday, May 10, 2024, before the New York Stock Exchange open.

The Company will also host a webcast and conference call the same day at 11:00 a.m. ET to review results and provide commentary on business performance. A question-and-answer session will follow the prepared remarks.

Dial-in instructions for the conference call and the replay are outlined below. This conference call will also be broadcast live over the internet and can be accessed by all interested parties through the Company’s website, http://www.americanstrategicinvestment.com, in the “Investor Relations” section. To listen to the live call, please go to the “Investor Relations” section of the Company’s website at least 15 minutes prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay will be available shortly after the call on the Company’s website.

Conference Call Details

Live Call

Toll-Free Dial-In Number: 1 (888) 330-3127

Toll Dial-In Number: 1 (646) 960-0855

Conference ID: 5954637

Conference Replay*

Toll Free Dial in Number: 1 (800) 770-2030

Toll Dial in Number: 1 (647) 362-9199

Conference ID: 5954637

*Available from May 10, 2024 through August 8, 2024.

About the Company

American Strategic Investment Co. owns a portfolio of commercial real estate. Additional information about ASIC can be found on its website at AmericanStrategicInvestment.com.

Forward-Looking Statements

The statements in this press release that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. The words “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include (a) the anticipated benefits of the Company’s election to terminate its status as a real estate investment trust, (b) whether the Company will be able to successfully acquire new assets or businesses, (c) the potential adverse effects of the geopolitical instability due to the ongoing military conflict between Russia and Ukraine and Israel and Hamas, including related sanctions and other penalties imposed by the U.S. and European Union, and the related impact on the Company, the Company’s tenants, and the global economy and financial markets, (d) the potential adverse effects of inflationary conditions and higher interest rate environment, (e) that any potential future acquisition is subject to market conditions and capital availability and may not be completed on favorable terms, or at all, and (f) the Company may not be able to continue to meet the New York Stock Exchange's (“NYSE”) continued listing requirements and rules, and the NYSE may delist the Company's common stock, which could negatively affect the Company, the price of the Company's common stock and the Company's shareholders' ability to sell the Company's common stock, as well as those risks and uncertainties set forth in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on April 1, 2024 and all other filings with the Securities and Exchange Commission after that date including but not limited to the subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

Contacts:

Investor Relations

info@ar-global.com

(866) 902-0063